As filed with the Securities and Exchange Commission on February 10, 2004
                         Registration No. 333-92460
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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                            Date of Report
                           February 10, 2004


                            SONIC MEDIA CORP.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


  Nevada                                                     68-0507505
(State or jurisdiction  (Primary Standard Industrial      (I.R.S. Employer
 of incorporation       Classification Code Number)     Identification No.)
 or organization)

                    	   2200-1420 Fifth Avenue
               		 Seattle, Washington 98101
                              (206) 310-1344
             -----------------------------------------------
      (Address and telephone number of principal executive offices)

          	               Kenneth H. Finkelstein
                           2200-1420 Fifth Avenue
                         Seattle, Washington  98101
                               (206) 310-1344
            -------------------------------------------------
        (Name, address and telephone number of agent for service)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

a) INTENDED ACQUISITION

The Company intends to reorganize its business to focus its operations on manufacturing, licensing, and distributing
'green' pharmaceuticals. To accomplish these objectives, the Company has entered negotiations with privately held Global Botanics International, Inc. (GBI), to acquire all of its issued and outstanding stock. Completion of this acquistion is subject to satisfaction by both GBI and the Company of certain conditions and execution of requisite agreements. Information concerning GBI is set forth in the Company's press release issued February 11, 2004, and set forth below as exhibit 99.1.

ITEM 7(c). EXHIBITS

99.1 Press Release dated February 11, 2004.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: February 11, 2004


       SONIC MEDIA CORP.




       By: /s/ Kenneth H. Finkelstein
       -------------------------------
       Kenneth H. Finkelstein
       President, Chief Financial Officer,
       Principal Accounting Officer, a
       member of the Board of Directors